UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report August 10, 2021

(Date of earliest event reported)

KINGSTONE COMPANIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-1665	36-2476480
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

15 Joys Lane, Kingston, NY	12401
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (845) 802-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	KINS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On August 12, 2021, Kingstone Companies, Inc. (the “Company”) issued a press release (the “Press Release”) announcing its financial results for the fiscal period ended June 30, 2021. A copy of the Press Release is furnished as Exhibit 99.1 hereto.

The information furnished with this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Oﬃcers; Election of Directors; Appointment of Certain Oﬃcers; Compensatory Arrangements of Certain Oﬃcers.

(e) On August 10, 2021, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”). As indicated in Item 5.07 below, at the Annual Meeting, the stockholders approved the Company’s Employee Stock Purchase Plan (the “Plan”). The purpose of the Plan is to provide eligible employees of the Company with an opportunity to purchase common stock of the Company through payroll deductions. The maximum aggregate number of shares of the Company’s common stock that may be purchased under the Plan is 750,000 shares, subject to adjustment as provided for in the Plan.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 10, 2021, the Company held its Annual Meeting. The following is a listing of the votes cast for or withheld, and the number of broker non-votes, with respect to each nominee for director and a listing of the votes cast for and against, as well as abstentions and broker non-votes, with respect to the other matters voted upon at the Annual Meeting. The Company’s stockholders elected each of the nominees as a director, ratified the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, approved the Plan, and approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

1. Election of Board of Directors:

	Number of Shares
	For	Withheld	Broker Non-Votes
Barry B. Goldstein	6,664,789	247,802	2,276,191
Meryl S. Golden	6,657,386	255,205	2,276,191
Floyd R. Tupper	6,558,903	353,688	2,276,191
William L. Yankus	6,655,938	256,653	2,276,191
Carla A. D’Andre	6,562,395	350,196	2,276,191
Timothy P. McFadden	6,200,805	711,786	2,276,191

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2. Ratification of the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021:

For	8,860,870
Against	324,443
Abstentions	3,469

3. Approval of the Plan:

For	6,576,289
Against	225,511
Abstentions	110,791
Broker Non-Votes	2,276,191

4. Advisory vote on the compensation of the Company’s named executive officers:

For	6,149,746
Against	652,114
Abstentions	110,731
Broker Non-Votes	2,276,191

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release, dated August 12, 2021, issued by Kingstone Companies, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSTONE COMPANIES, INC.

Dated: August 12, 2021	By:	/s/
Barry B. Goldstein
President and CEO

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